CONSTRUCTION LOAN AGREEMENT


         THIS CONSTRUCTION LOAN AGREEMENT, dated as of the 20th day of May, 2002 (the "Loan Agreement"), is by and between

         DCF I, LLC, a limited liability company organized and existing under the laws of the State of North Carolina (the "Borrower"),

         Anthony Dilweg, an individual and resident of the State of North Carolina, (the "Guarantor"), and

         MERISEL PROPERTIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Lender").

                                    RECITALS

         A. The Borrower has requested that Lender provide a construction loan in a principal amount of up to $1,000,000 (the "Loan") to be advanced by the Lender pursuant to the terms hereof.

         B. The Borrower will use the proceeds of the Loan to construct certain improvements to the office building located at 305 and 315 Gregson Drive, Cary, Wake County, North Carolina (the "Project").

         C. The Lender is willing to make the Loan described hereinabove based on the terms and conditions set forth in this Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

ARTICLE I

1.1.     Definitions

                  For the purposes hereof:

(a)      "Architect" means Borrower's design architect for the Project;

(b) "Closing Date" means the date as of which this Loan Agreement is executed by the Borrower, the Guarantor and the Lender;

(c) "Construction Documents" means the construction contract between the Borrower and the General Contractor (the "Construction Contract"), and all other contracts, plans or documents concerning the construction of the Project; such Construction Documents, or other agreement satisfactory to the Lender, shall specifically provide that they may be assigned to the Lender as additional collateral for the Loan and that upon the occurrence of an Event of Default under the Loan, the General

         Contractor will continue to perform, at the Lender's option, for the Lender or its assigns under the Construction Documents;

(d) "Construction Inspector" shall be Ron Bodkin, the construction manager of Dilweg Construction Services, LLC, or his replacement. In the event Lender is not satisfied with the services of Ron Bodkin, Lender shall have the right to engage an architectural or engineering firm acceptable to the Lender at the Borrower's expense (not to exceed $10,000). The Construction Inspector shall perform various services on behalf of the Borrower and the Lender, including: a preconstruction review or front-end analysis of the intended construction (including a review of the Plans, soil tests, and permits and examination of the Construction Documents, Cost Breakdown, estimates and schedules); periodic inspections of the Project for conformity with the Plans, Cost Breakdown and schedules; approvals of requests for Loan disbursements; a review and analysis of each proposed change to the Plans, Construction Documents or schedule; and advising and rendering periodic reports to the Borrower and the Lender concerning the same; it being expressly understood and agreed that the Lender shall have the right to rely on such reports from the Construction Inspector and the Construction Inspector shall have an obligation to the Lender in addition to the Borrower in connection therewith;

(e) "Cost Breakdown" means the detailed trade breakdown of the cost of constructing the Project, including a detailed construction ledger with hard costs, and the cost of acquiring the related personalty on AIA form G703, or other form acceptable to the Lender and an itemization of non-construction costs in a form and substance acceptable to the Lender, together with such periodic updates as the Lender may from time to time require; such costs breakdown and all updates thereof shall be certified by the Construction Inspector as fair and reasonable and shall include all costs and items necessary to complete the project in accordance with the Plans;

(f) "Deed of Trust" means the deed of trust dated as of the Closing Date in favor of the Lender securing the Loan executed by the Borrower for the benefit of the Lender covering the property as more particularly described therein;

(g) "Default Condition" means the occurrence or existence of an event or condition which, upon the giving of notice or the passage of time, or both, would constitute an Event of Default;

(h) "Draw Request" means a written request for any disbursement of Loan proceeds, which shall be submitted for each requested disbursement as set forth in Section 2.4 hereof;

(i)      "Event of Default" means an Event of Default as defined in Article VII;

(j) "Financing Statements" means the UCC financing statements filed in order to perfect the Lender's lien on certain personal property and fixtures as more particularly described therein;

(k) "Force Majeure" means strikes, lock-outs, riots or other labor troubles, unavailability of materials, a national emergency, any rule, order or regulation of Governmental Authorities enacted after the Closing Date, tornadoes, floods, hurricanes or other natural disasters, or other similar causes not within the Borrower's control;

(l) "General Contractor" means the general contractor for the construction of the Project;

(m) "Governmental Authorities" means any governmental (including health and environmental) office, officer or official whose consent or approval is required as a prerequisite to the commencement of the construction of the Project or to the operation and occupancy of the Improvements or the Premises or to the performance of any act or obligation or the observance of any agreement, provision or condition of whatsoever nature herein contained;

(n) "Guaranty" means the Guaranty Agreement dated of even date herewith evidencing the direct and unconditional guaranty of the Guarantor of payment of all sums due under the Loan Documents and of performance of all obligations of the Borrower thereunder including the lien free completion of the Improvements in accordance with the plans;

(o) "Improvements" means all improvements on the Land, including without limitation the improvements described in Recital B above, and all improvements constructed pursuant to the Construction Documents;

(p) "Indebtedness" means with respect to any person, all indebtedness, obligations and liabilities of such person for money borrowed, all indebtedness of such person for the acquisition of property, indebtedness secured by any lien on the property of such person whether or not such indebtedness is assumed, all liability of such person by way of endorsements (other than for collection or deposit of negotiable instruments in the ordinary course of business), all contingent obligations and all capitalized leases and other items which in accordance with generally accepted accounting principles are classified as liabilities on a balance sheet;

(q) "Land" means the real property containing approximately 6.989 acres located at 305 and 315 Gregson Drive in Cary, Wake County, North Carolina, owned or to be acquired by the Borrower and encumbered by the Deed of Trust;

(r) "Liabilities" means all obligations and Indebtedness of any and every kind and nature of the Borrower to the Lender (including, without limitation, interest, charges, expenses, attorneys' fees and other sums chargeable to the Borrower by the Lender) and future advances by the Lender made to or for the benefit of the Borrower, whether arising under this Agreement, or arising under the Note, the Deed of Trust, the Purchase Money Note, the Purchase Money Deed of Trust or any of the other Loan Documents or acquired by the Lender from any other source, whether heretofore, now or hereafter owing, arising, due, or payable from the Borrower to the Lender and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed, or otherwise, including obligations of performance;

(s) "Loan Documents" means this Loan Agreement, the Note, the Deed of Trust, the Guaranty, the Financing Statements and any other instruments evidencing or securing the Loan;

(t) "Note" means the promissory note of the Borrower dated as of the Closing Date in favor of the Lender in the maximum principal amount of $1,000,000 as well as any promissory note or notes issued by the Borrower in substitution, replacement, extension, amendment or renewal of any such promissory note or notes;

(u) "Permitted Encumbrances" means liens, encumbrances, easements and other matters listed as exceptions to the final Title Policy;

(v) "Personalty" means all fixtures, equipment, furnishings, inventory and other articles of tangible personal property now owned or hereafter acquired by the Borrower attached to, located on, contained in, or used exclusively in connection with the Land and Improvements, or any portion thereof, and all renewals or replacements thereof or articles in substitution thereof, or accessions thereto, whether or not the same are or shall be attached to the Land and Improvements in any manner; together with all accounts, instruments, and general intangibles of every nature and kind arising out of or in connection with the Premises, whether now owned or hereafter acquired by the Borrower, together with all proceeds thereof;

(w) "Plans" means the plans and specifications for the construction of the Project prepared by the Architect and delivered to the Lender, and including such amendments thereto as may from time to time be made by the Borrower with the written consent of the Lender;

(x) "Premises" means the collective reference to the Land, the Improvements and the Personalty;

(y) "Title Policy" means the mortgagee title policy meeting the requirements of this Loan Agreement.

                                  ARTICLE II

                                    The Loan

2.1. Loan Terms. The purpose of the Loan is to finance the construction of the Project. Loan proceeds may not be used for any other purpose. Subject to the terms and conditions of this Loan Agreement, the Lender will lend and the Borrower will borrow up to $1,000,000, such borrowing to be evidenced by the Note, secured by the Deed of Trust and guaranteed by the Guaranty. Of even date herewith, Lender has conveyed the Premises to Borrower and taken back a purchase money note (the "Purchase Money Note") secured by a purchase money deed of trust (the "Purchase Money Deed of Trust") encumbering the Premises with a first priority lien. Borrower shall make and fund the Improvements to the Premises prior to the disbursal of Loan proceeds hereunder. Specifically, Lender shall not be required to disburse Loan proceeds to Borrower until such time as Borrower has funded the cost of the Improvements to the Premises in the amount of $1,000,000, which amount shall be evidenced to Lender in a Cost Breakdown.

Attached hereto as Exhibit A and incorporated herein by reference is a schedule and timeline that defines Borrower's obligations to make and fund the Improvements to the Premises ("Borrower's Initial Construction Obligations"). At such time as Borrower has contributed $500,000 of its own funds to the completion of Borrower's Initial Construction Obligations, which amount shall be evidenced to Lender in a Cost Breakdown, Borrower may fund the remaining $500,000 by securing a loan from a third party lender. Any lien against the Premises securing such third-party loan shall be subordinate to the Purchase Money Deed of Trust and the Deed of Trust. At such time as Borrower has contributed the remaining $500,000 to the completion of Borrower's Initial Construction Obligations, which amount shall be evidenced to Lender in a Cost Breakdown, Borrower may request advances of the Loan proceeds from Lender in accordance with the terms of this Loan Agreement.

2.2. Interest Rate/Repayment. The outstanding principal balance of the Loan shall bear interest, and principal and interest shall be repayable in accordance with the terms of the Note.

2.3. Disbursements. Subject to the requirements of Section 2.1, Lender shall from time to time, so long as there shall exist no Default Condition or Event of Default, but not more frequently than once a month, disburse Loan proceeds to the Borrower. The conditions set forth in Article III hereof must be satisfied before the Lender will make the first advance or disbursement, and the conditions set forth in Article IV hereof must be satisfied before the Lender will make each subsequent disbursement or advance.

2.4. Draw Requests. At least five (5) business days prior to each Loan disbursement by the Lender, the Borrower must submit to the Lender a Draw Request, which shall include:

(a) A completed and properly executed request for disbursement in form reasonably acceptable to the Lender setting forth the amount of Loan proceeds desired, together with such certifications and additional information as the Lender may reasonably require, signed by an authorized representative of the Borrower reasonably acceptable to the Lender certified to the Lender in writing to be an authorized representative for the purpose of submitting Draw Requests;

(b) If the Draw Request includes an application for payment for amounts to be paid to the General Contractor, a written memorandum of advance, originals of AIA Document G702 and AIA Document G703 (or equivalents approved by the Lender) together with a report on the status of any stored materials in a format reasonably acceptable to the Lender and copies of the supplier invoices as to such stored materials; the application for payment shall contain a breakdown by trade and/or other categories reasonably acceptable to the Lender, completed to the reasonable satisfaction of the Lender and executed by the General Contractor and Construction Inspector, accompanied by invoices relating to items covered thereby when requested by the Lender;

(c) If the Draw Request includes a request for amounts for non-construction items previously approved by the Lender or as provided in the Plans, invoices for such items; and

(d) In each instance, certification in proper form and substance from the Construction Inspector, together with such other items as may be reasonably required by the Lender.

2.5. Evidence of Progress of Construction: Without in any way limiting the documentation that the Lender may require, each Draw Request shall be accompanied by evidence in form and content reasonably satisfactory to the Lender (including, but not limited to, certificates and affidavits of the Borrower, General Contractor and Construction Inspector, or such other persons as the Lender may reasonably require) setting forth the following:

(a) The percentage of the Project completed at that time; the total funds expended to date by the Borrower in connection with the construction of the Project (including the portions thereof for which Loan proceeds have been previously disbursed); and the funds required to complete the construction of the Project;

(b) That all outstanding claims for labor, materials and fixtures have been paid (except for bills not yet past due and for which payment will be promptly made upon receipt by the Borrower of the then requested Loan disbursement);

(c) That there are no liens outstanding against the Premises except for the Lender's security title, other than inchoate liens for property taxes not yet due;

(d) That the Borrower and Guarantor have complied with all of their respective obligations, as of the date thereof, under the Loan Documents;

(e) That all construction prior to the date of the Draw Request has been done in substantial accordance with the Plans;

(f) That all funds previously disbursed by the Lender have been applied directly to construction and development costs approved by the Lender;

(g) That attached to such Draw Request are (i) a complete list of invoices or statements to be paid from the Loan disbursement, (ii) as to individual costs paid from the last preceding Loan disbursement, copies of invoices and statements, and (iii) satisfactory receipts from all subcontractors and materialmen paid from the last preceding Loan disbursement; and

(h) That all material change orders shall have been approved in writing by the Lender ("material change orders" shall be defined as change orders in excess of Twenty-Five Thousand Dollars ($25,000)); unless the Lender elects to orally consent to changes followed within ten (10) days by the Lender's written confirmation, in the Lender's discretion;

2.6. Disbursement Amount. Following receipt of a Draw Request and receipt and review of the report of the Construction Inspector, the Lender shall determine the amount of the disbursement to be made under the Loan in accordance with the standards of this Section:

(a) Construction Work and Materials. Loan disbursements for construction work, materials and other "hard costs" shall be made on a pro rata basis less retainage as provided in the Construction Documents for the value of the work and materials then in place on the Improvements and materials acquired and stored on site in a manner reasonably satisfactory to the Lender, as shown on applications for payment from the General Contractor reviewed and approved by the Construction Inspector and the Lender. The final disbursement of the pro rata portion of the construction retainage shall be made upon compliance in full with the requirements set forth in Section 4.2.

(b) Non-Construction Items. Loan disbursements for non-construction items (i.e., so-called "soft costs") shall be made on a pro-rata basis of all such costs as shown on the Cost Breakdown and approved by the Lender in its reasonable discretion and the Lender may require that invoices for such costs be submitted to it for approval prior to making any disbursements for such items. The Lender shall, in its reasonable discretion, determine what are "construction items" and what are "non-construction items" for the purposes of determining the amount of disbursements to be made with respect to such items.

(c) Stored Materials. Pro rata disbursements for stored materials will be made based upon the invoice costs of materials provided the same are adequately identified, secured and insured. All invoices for stored materials are subject to the Lender's review and approval. The Lender must have a perfected first lien on the stored materials, and a disbursement therefor must not be in conflict with the terms of the Construction Documents. Lender, at its option, may elect to make disbursements for materials stored off-site, provided that in any event, such materials must be adequately identified, secured and insured, and the Lender must have a perfected first lien thereon.

(d) Materials Stored Off-Site. The Lender will not make disbursements based on the cost of materials not stored on the Premises unless otherwise specifically agreed in writing by the Lender.

(e) Deposits. Disbursements will not be made for deposits or prepayments required by manufacturers or fabricators of building materials, fixtures or equipment unless otherwise specifically agreed in writing by the Lender.

(f) Construction Loan Budget. In addition to the limitations and requirements set forth above, the Lender, at its option, may, prior to the commencement of the Loan or at any time during the term of the Loan, require the Borrower to submit to the Lender an updated budget of construction and other costs associated with the construction and development of the Project (the "Budget"). The Budget shall be in such reasonable detail as the Lender may require and all aspects thereof are subject to the Lender's reasonable approval. Disbursements for such items or category listed in such Budget shall not, at any time, exceed the amount budgeted in such item or category in the budget without the Lender's consent, said consent not to be unreasonably withheld, conditioned or delayed. If the cost of any item or category listed in the Budget exceeds the budgeted amount, the Borrower shall, unless the Lender shall then otherwise agree, pay such excess for its own funds.

         Borrower may, subject to Lender's consent, which consent may not be unreasonable withheld, conditioned or delayed, agree to reallocate undisbursed funds for other items or categories to the item or category that exceeds the budgeted amount with the exception that no undisbursed funds shall be reallocated to the development fee/profit line item.

2.7. Value of Work; Percentage Completion: The value of work and material in place as well as stored on the Premises at any time shall be determined by the Lender based upon the items set forth herein, and the percentage of completion so determined shall be binding on the Borrower, absent manifest error.

2.8. Advances Do Not Constitute a Waiver: No advance of Loan proceeds hereunder shall constitute a waiver of any of the conditions of the Lender's obligations to make further advances nor, in the event the Borrower is unable to satisfy any such condition, shall any such advance have the effect of precluding the Lender from thereafter declaring such inability to be an Event of Default hereunder.

2.9. Deposit Of Disbursements. Loan disbursements may be made by depositing same in the Borrower's operating account as directed by Borrower.

2.10. Equity Requirements. If the Lender at any time determines in its reasonable discretion that the Loan proceeds plus the amount of all equity investments made by the Borrower are not sufficient to fully complete the Project in accordance with the Plans, to pay all interest accrued (or to accrue prior to maturity under the Note), and to pay all other sums due under the Loan Documents the Lender shall have the option of requiring the Borrower to deposit with the Lender additional funds from some other source in amounts sufficient to cover the resulting deficit before the Lender will disburse any additional Loan proceeds. Deposited funds shall be held by the Lender and shall be advanced as construction progresses in accordance with this Loan Agreement before any additional Loan disbursements are made.

2.11. Option to Pay Contractors. If an Event of Default shall exist, at its option, the Lender may make Loan disbursements directly to the General Contractor or any unpaid subcontractor, laborer or material supplier providing labor, services or materials in connection with the construction of the Project, and the execution of this Loan Agreement by the Borrower shall, and hereby does, constitute an irrevocable direction and authorization to so disburse the funds. No further direction or authorization from the Borrower shall be necessary to warrant such direct disbursements and all such disbursements shall be secured by the Deed of Trust as fully as if made to the Borrower, regardless of the disposition thereof by the General Contractor, any subcontractor, laborer or material supplier so paid. All such disbursements shall be conclusively deemed to be a necessary expenditure for the preservation of the security in accordance with N.C.G.S. ss.45-70(c).

         NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LENDER SHALL BE UNDER NO OBLIGATION TO ADVANCE ANY SUMS UNDER THIS LOAN AGREEMENT, THE NOTE, OR THE OTHER LOAN DOCUMENTS, IF AT THE TIME OF THE REQUEST THE LOAN HAS MATURED, OR THERE EXISTS A DEFAULT CONDITION OR AN EVENT OF DEFAULT UNDER THIS LOAN AGREEMENT OR ANY OF SUCH AGREEMENTS.

2.12. Collateral. The Loan will be secured by (a) the Deed of Trust; (b) a first lien on all general intangibles, accounts, furniture, machinery, equipment, chattels, building materials and other personal property now or hereafter located on the Premises; (c) a first lien priority assignment of all leases, rents, issues and profits arising out of or related to the Premises, (d) a first lien assignment, as security, of the Construction Contract, Architect Contract, Plans, easements and other rights and documents relating to construction of the Project, and (e) all proceeds of the above collateral.

         Prior to or upon closing of the Loan, the Lender will require recorded documents, and UCC filings in order to perfect its lien on all collateral described above and the Lender will require documentation, satisfying the terms of this Agreement (including a title insurance policy and UCC-11's completed by the appropriate authority) evidencing compliance with Lender's requirement that no liens prior to Lender's have been filed on any of the collateral.


                                ARTICLE III

              Conditions Precedent to First Disbursement

         The Lender shall not be obligated to make the first Loan disbursement until all of the following conditions have been satisfied by proper evidence, execution and/or delivery to the Lender of the following items within sixty (60) days of the Closing Date, or, for those items that cannot be satisfied within sixty (60) days of the Closing Date, within sixty (60) days of the date Borrower receives site plan approval for the Project, all in form and substance satisfactory to the Lender and the Lender's counsel:

3.1. Loan Documents. Fully executed and recorded or filed (if necessary) originals of the Loan Documents.

3.2. UCC-11 Search Results. UCC-11 search results from the North Carolina Secretary of State, Wake County, North Carolina and such other jurisdiction as the Lender may request, each showing no liens or encumbrances prior to the Lender's against the Personalty.

3.3. Insurance. Evidence that the Borrower has obtained each of the insurance policies required under the Deed of Trust and Section 6.12 herein. Satisfactory evidence of premium payments must also be provided.

3.4.     Authority Documents of the Borrower.
         -----------------------------------

(a) A Certificate of Existence of the Borrower issued by the applicable Governmental Authorities.

(b)      A certified copy of the Articles of Organization of the Borrower.

(c) A certified copy of the Operating Agreement of the Borrower, together with any amendments thereto.

(d) A certified copy of the resolution authorizing the Borrower to enter into and perform under the Loan Documents.

3.5. Compliance with Laws. Evidence that the Premises, and the intended uses of the Premises are or will be in compliance with all applicable laws, regulations and ordinances. Such evidence may include letters, licenses, permits, certificates and other correspondence from the appropriate Governmental Authorities, and opinions or certifications from the General Contractor or the Architect. The laws, regulations and ordinances with which compliance should be evidenced include, without limitation, the following: building codes, health and environmental protection laws, erosion control ordinances, doing business and/or licensing laws and zoning laws (the evidence submitted as to zoning should include the zoning designation made for the Land, the permitted uses of the Land under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks).

3.6. Taxes. Evidence that the ad valorem taxes have been paid or shall be paid prior to delinquency, and information as to tax parcel identification numbers, tax rates, estimated tax values and the identities of the taxing authorities.

3.7. Plans and Specifications. One complete set of the Plans in final form. The Plans must have been approved in writing by the Borrower and the General Contractor either by initialing same or by other written approval identifying all pages and dates, including revision dates. The Plans must include architectural, structural, mechanical, plumbing, electrical and site development (including storm drainage, utility lines, erosion control and landscaping) plans and specifications and must incorporate the recommendations in the soil testing report.

3.8. Licensee and Permits. A copy of all necessary licenses and permits for the construction of the Project, including a copy of the building permit.

3.9. General Construction Contract and Budget. A certified copy of the Construction Contract (must be fixed cost contract or guaranteed maximum cost contract) executed by the Borrower and the General Contractor and copies of all other executed contracts as may be reasonably required by the Lender, a Cost Breakdown and a certified copy of the Budget, describing the proposed cash disbursements and building schedule. The Lender shall have the right to approve the General Contractor, and the Lender may require such information related to the General Contractor as it deems appropriate related to such approval, including without limitation, the prior three years financial statements, credit reports, a list of supplies and subcontractors and a experience resume. The Budget will include a funding schedule reflecting sources of funds and disbursement of funds planned for construction of the Project.

3.10. Consent of General Contractor. Consents from the General Contractor and all other prime contractors to the Borrower's assignments to the Lender of the Borrower's interests in the contract with each of them, respectively.

3.11. Architect's Contract. Copies of the contract between the Borrower and the Architect for design services.

3.12. Consent of Architect. Consent from the Architect to the Borrower's assignment to the Lender of the Borrower's interest in the contract between the

Borrower and the Architect in which the Architect agrees that the Lender may use and copy the Plans if an Event of Default occurs.

3.13. Current Financial Statements. Complete, current financial statements (including all exhibits) for each of the Guarantor and the Borrower.

3.14. Taxpayer Identification Number. The Borrower's and Guarantor's federal taxpayer identification numbers.

3.15.    No Defaults.  No Default Condition or Event of Default shall exist.

3.16.    Draw Request.  The Lender shall have received the Borrower's Draw
Request.

3.17. Consents and Approvals. The consent and approval of all persons required in order to construct, occupy and utilize the Project for its intended purpose and to comply with all of the terms of the Loan Documents.

3.18. Title Policy. A standard ALTA mortgagee policy from a company or from companies approved by the Lender (the "Title Company") (including any reinsurance agreements required by the Lender) as to both the Land (a) providing coverage in the amount satisfactory to the Lender (b) including a variable rate endorsement and a future advance endorsement; (c) deleting all standard titled exceptions except taxes for the current year; (d) listing only those title exceptions acceptable to the Lender; (e) including insurance of all appurtenant easements, if any; (f) containing such affirmative coverage as may be required by the Lender.

3.19. Miscellaneous. All other Loan Documents or items that are customarily provided in loan transactions of this type and all other loan documents or which the Lender may reasonably require.

                                 ARTICLE IV

                      Conditions Precedent to Disbursements

                        Following the First Disbursement

4.1. Periodic Disbursements. The Lender shall not be obligated to make any Loan disbursements after the first disbursement until all of the following conditions have been made and remain satisfied:

(a) All of the conditions stated in Article III hereof, including submission of a Draw Request.

(b) No other lien or other interest shall have been permitted to attach to the Premises superior to the interest of the Lender under the Deed of Trust, except taxes for the current year and other matters acceptable to the Lender. From and after any Event of Default, and upon the request of the Lender, the state of the title shall be evidenced by a title update and report.

(c) Construction of the Project has been substantially in accordance with the Plans.

(d) The Title Company shall have agreed to issue to the Lender a pending disbursement endorsement to the Title Policy updating the effective date of the Title Policy or have otherwise agreed to insure that since the last preceding disbursement, there has been no change in the state of the title to the Premises (superior to the lien of the Deed of Trust), there are no liens which may take priority over the disbursement to be made and there are no survey exceptions not theretofore approved by the Lender in writing.

(e) At the time of each disbursement: (1) the Lender is reasonably satisfied with the progress of construction; and (2) no Default Condition or Event of Default exists.

                                  ARTICLE V

                         Representations and Warranties

         In order to induce the Lender to enter into this Loan Agreement and to make the Loan as herein provided, the Borrower and, where applicable, the Guarantor make the following representations and warranties which shall survive the execution and delivery of this Loan Agreement, the Note, the Deed of Trust, the other Loan Documents, and any inspection or examinations at any time made by or on behalf of the Lender:

5.1. No Default. Neither the Borrower nor the Guarantor is in default under any indenture, mortgage, deed of trust, agreement or other instrument to which either is a party or by which it may be bound. Neither the execution and delivery of this Loan Agreement, the Note or the other Loan Documents, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof will violate any law or regulation, or any order or decree of any court or governmental authority, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement, or instrument to which either the Borrower or the Guarantor is a party.

5.2. No Actions. There are no actions, suits, or proceedings pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or the Guarantor, before any court, arbitrator, or governmental or administrative body or agency which might result in any materially adverse change in the business operations, properties, or assets of the Borrower or the Guarantor or affect either the Borrower's or the Guarantor's ability to observe and perform their respective obligations to the Lender.

5.3. Tax Returns. The Borrower and the Guarantor have filed all federal tax returns and all state and other tax returns which are required to be filed by them and all taxes, assessments and other governmental charges (other than those presently payable without penalty or interest and those being contested in good faith by appropriate proceedings) due by them have been paid. The Borrower and the Guarantor have established on their books reserves adequate for the payment of all federal, state and other tax liabilities.

5.4. Validity of Loan Documents. Upon execution and delivery, this Loan Agreement, the Note, the Deed of Trust, the Guaranty, and the other Loan Documents are valid and binding agreements and enforceable in accordance with the terms thereof.

5.5. Priority of Liens. Upon proper recordation of the Deed of Trust and the Financing Statements, Lender will hold a security interest in and lien on the collateral described therein free and clear of all liens and encumbrances except the Permitted Encumbrances with respect to the Land.

5.6. No Untrue Statements. Neither this Loan Agreement nor any certificate, statement, or other document furnished to the Lender by the Borrower or the Guarantor in connection with the Loan or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or omits disclosure of a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Borrower or the Guarantor which has not been disclosed to the Lender in writing which materially affects the Premises, business, prospects, profits or condition (financial or otherwise) of the Borrower or the Guarantor, or the ability of the Borrower or the Guarantor to perform this Loan Agreement, the Note or the other Loan Documents.

5.7. Permits and Licenses. The Borrower and/or the Guarantor have obtained or shall obtain all permits, licenses and approvals necessary for the construction of the Project, and, to the best of Borrower's knowledge, there are no restrictions, covenants, or other matters, whether private, governmental or regulatory, that prevent or may prevent the construction of the Premises and/or the intended use thereof.

5.8. Zoning. To the best of Borrower's knowledge, the proposed use of the Premises is in compliance with all zoning ordinances and all municipal and other governmental and regulatory approvals shall be obtained for the operation of the Premises.

5.9.     Certification.    There is no fact or  condition  known to the Borrower
that constitutes a material or significant threat or risk to the completion of the Project in accordance with the terms of the Loan Documents.

                                  ARTICLE VI

                     The Borrower's Covenants and Agreements

6.1. Payment/Performance. The Borrower shall pay when due all sums owing to the Lender under the Purchase Money Note, the Note, this Loan Agreement, and the other Loan Documents and shall promptly perform all other obligations of the Borrower thereunder.

6.2. Further Assurances. On demand of the Lender, the Borrower shall do any act, or execute any additional documents consistent with the Loan Documents reasonably required by the Lender to secure the Loan, confirm the lien of the Deed of Trust or to comply with the Loan Documents, including, but not limited to, additional financing statements or continuation statements, new or replacement notes and/or deeds of trust and agreements supplementing, extending or otherwise modifying the Note, Loan Agreement, and/or Deed of Trust and certificates as to the amount of the indebtedness evidenced by the Note from time to time.

6.3. Construction. The Borrower shall conscientiously continue the construction of the Project; will not discontinue or permit the discontinuance of work on the Project for as much as five (5) business days, except for Force Majeure causes, in which event construction of the Project may be discontinued for the length of such Force Majeure or other event, but in no event for more than ten (10) days, and, in any event, will complete the Project, including installation of any required items of personalty in substantial compliance with the Plans, free and clear of liens or claims of liens for material supplied or for labor services performed in connection with the construction of the Project. Commencement of construction shall include any required site preparation and grading.

6.4. Payment of Contractors. The Borrower shall advise the Lender in writing within five (5) days after receipt or communication if the Borrower receives any notice, written or oral, from any laborer, contractor, subcontractor or material furnisher to the effect that said laborer, contractor or material furnisher has not been paid for any labor or materials furnished to or in the Premises, and the Borrower shall deliver to the Lender within five (5) days after demand any contracts, bills of sale, statements, receipted vouchers or agreements, under which the Borrower claims title to any materials, fixtures or articles used in the construction of the Project.

6.5. Compliance with Plans. The Borrower shall, within twenty (20) days after receipt of written demand of the Lender, correct any material defects in the Project or any material departure from the Plans not approved by the Lender. The Borrower shall not change, alter or amend either the Plans or installation of the Project without the prior written consent of the Lender, and will not permit any deviations by any contractor from the Plans.

6.6. Subcontractors. The Borrower shall deliver to the Lender, upon request, the names of persons with whom the General Contractor has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor.

6.7. Construction Inspector. The Borrower shall permit the Lender and its contractors and agents, including the Construction Inspector, to enter upon the Premises during normal working hours and as often as the Lender desires, for the purpose of inspecting the construction of the Improvements. When requested, the Borrower shall furnish to the Lender detailed plans, shop drawings and specifications which relate to the Improvements. Failure of the Lender, the Construction Inspector or its authorized agents to (i) discover defects, or errors or omissions in design, materials or workmanship, or (ii) to otherwise reject materials or workmanship due to non-compliance with plans, or due to defects, errors or omissions shall not make it liable to the Borrower or to any other person on account of such deficiency, nor shall any prior failure constitute a waiver of the Lender's right to subsequently reject any such workmanship or materials.

6.8. Fees and Expenses. Whether or not the Loan is made, or all Loan proceeds disbursed hereunder, the Borrower shall pay all expenses reasonable in amount incurred by the Lender (excluding Lender's attorneys' fees unless otherwise provided herein), or by the Borrower in order to meet the Lender's requirements, in connection with the Loan, including (without limitation) commitments and renewal fees or deposits to the Lender, fees for appraisal, reappraisal, survey, recording, and title insurance, builder's risk and other insurance premiums, property taxes, intangible taxes, architect's fees, and the Construction

Inspector's fees, incurred by the Lender in connection with the making of the Loan and the enforcement of the Lender's rights under the Loan Documents. Any such amounts paid by the Lender shall be due and payable upon demand.

6.9. Preservation of Contracts. The Borrower shall not, without the prior written approval of the Lender, terminate or cancel its contracts or agreements with the General Contractor or the Construction Inspector for the providing of labor, services or materials in connection with the construction of the Project. The Borrower shall not materially modify any contract with any contractor, subcontractor, architect or engineer without the Lender's prior written consent, said consent not to be unreasonably withheld, conditioned or delayed. Subsequent to the Closing Date, notice must be given to the Lender by the Borrower of any contractors or architects contracted with by the Borrower as substitutes for the General Contractor or the Construction Inspector or as additional general contractors, architects or project coordinators, and the Lender has the right to approve or disapprove such substitution in its reasonable discretion and to require the submission of any additional Loan documentation regarding such substitutes reasonably required by the Lender for such approval or disapproval. The Borrower shall not, without the prior consent of the Lender (said consent not to be unreasonably withheld, conditioned or delayed): (i) modify or amend the terms of the Borrower Plans or the Construction Documents; or (ii) waive or release the performance of any material obligation to be performed by the General Contractor thereunder

6.10. Other Surveys. In addition to the surveys specifically required by this Agreement, the Borrower shall provide the Lender during construction with such additional surveys as requested by the Lender.

6.11. Use of Loan Funds. The Borrower shall use all Loan proceeds disbursed to the Borrower solely in payment of costs incurred in connection with acquiring, constructing, and developing the Premises, in accordance with the Cost Breakdown and the Budget.

6.12. Insurance. The Borrower shall maintain insurance as required herein and in the other Loan Documents, including the following:

(a) Builder's Risk Insurance. All risk replacement cost insurance with agreed amount endorsement, written in builder's risk form, with standard noncontributing mortgagee clauses and standard subrogation clauses, such insurance to be in such amounts and form and by such companies as shall be approved by the Lender, the originals of which policies (together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by insurer or insurers therein to give the Lender thirty (30) days' prior written notice of intention to cancel) shall be delivered promptly to the Lender; said insurance coverage to be kept in full force and effect at all times until the completion of construction of the Project;

(b) Hazard Insurance. All risk replacement cost insurance with agreed amount endorsement and such other hazard insurance as the Lender may require with standard noncontributing mortgagee clauses and standard waiver of subrogation clauses, such insurance to be in such amounts and form and by such companies as shall be approved by the Lender, the originals of which policies (together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give the Lender thirty (30) days' prior written notice of intention to cancel) shall be promptly delivered upon completion of construction of the Project and before any portion of the Premises is occupied by the Borrower or any tenant of the Borrower, with such insurance to be kept in full force and effect at all times thereafter until the payment in full of the Loan (the hazard insurance required to be maintained under this subsection is in addition to the hazard insurance required under the Deed of Trust and in the event of an inconsistency this Loan Agreement shall control; and

(c) Public Liability Insurance. A certificate from an insurance company indicating that the Borrower is covered by public liability insurance to the reasonable satisfaction of the Lender in the form and covering risks customarily carried in similar properties issued by a company acceptable to the Lender and covering the Lender as an additional insured.

(d) Flood Insurance. If required by the Lender, a flood insurance policy in the amount of the Loan containing a standard mortgagee clause naming the Lender as loss-payee.

         All insurance carriers shall have a Best's Key Rating of at least "A" and shall have a Best's Key Rating Class of at least "IX".

         The foregoing insurance requirements are in addition to, and not in lieu of, any insurance requirements contained in the Deed of Trust, and in the event of any inconsistency, the insurance requirements contained in this Loan Agreement shall control.

6.13. Taxes and Insurance. Upon the request of the Lender, the Borrower shall submit to the Lender such receipts and other statements which shall evidence, to the satisfaction of the Lender, that all taxes, assessments and insurance premiums have been paid in full.

6.14. Title Policy. In the event that periodic title endorsements are not required to be issued in connection with the Title Policy, the Borrower shall cause title endorsements to be issued as reasonably required by the Lender. After the final disbursement of the Loan, the Borrower will provide the Lender with an endorsement to the final Title Policy insuring the principal balance of the Loan and containing no exceptions not approved by the Lender.

6.15.    Additional   Construction.   The  Borrower  shall  not  construct  or
permit  the   construction  of  any improvements on the Premises other than those improvements described in the Plans.

6.16. Financial Statements. The Borrower and the Guarantor shall provide to the Lender financial statements from time to time as Lender may require in form and substance satisfactory to the Lender.

6.17. Sale or Disposition of Premises. Upon the sale or other disposition of the Premises by the Borrower, the Borrower shall pay to the Lender an amount (the "Sale Payment") equal to the lesser of (a) the applicable percentage of the Gain on the sale or other disposition of the Premises determined in accordance with Exhibit B attached hereto and incorporated herein by reference, or (b) $1,100,000. The "Gain" on the sale or other disposition of the Premises shall be the difference between (c) the aggregate sales price on such sale or other disposition of the Premises net of any costs directly related to such sale paid to third parties, and (d) the sum of the $3,000,000 purchase price for the Premises plus the aggregate amount funded for improvements to the Premises by Borrower and Lender pursuant to Section 2.1. The obligation to make the Sale Payment shall be secured by the Deed of Trust. The Deed of Trust may be satisfied only by (e) the payment of the Note in full, and (f) the payment to Lender of the Sale Payment.


                                 ARTICLE VII

                                Events of Default

         Any one or more of the following shall constitute events of default under the Loan Documents (herein called "Events of Default"):

7.1. Payment of Liabilities. If the Borrower defaults in the payment when due of all or any of the Liabilities beyond any applicable cure or grace period, including payments due under the Purchase Money Note, the Note and the other Loan Documents.

7.2. Payment of Other Obligations. If the Borrower (i) defaults in payment of principal of or interest on any Indebtedness other than the Liabilities beyond any period of grace provided with respect thereto, or (ii) defaults in the performance of any other agreement, term or condition contained in any agreement under which any such Indebtedness is created, if the effect of such performance default described in this clause (ii) is to cause the holder or holders of such obligation (or a trustee in behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity provided, however, that no payment default or performance default described in clause (i) or (ii) of this Section arising from a bona fide dispute shall constitute an Event of Default under this Loan Agreement, provided that the Borrower gives written notice of any such dispute to the Lender when the same arises; and, upon request of the Lender, deposits with it an amount equal to the sum in dispute.

7.3. Representation or Warranty. If any representation or warranty made by the Borrower herein or by any Guarantor in any of the other Loan Documents or any writing furnished in connection with or pursuant to this Agreement or any of the other Loan Documents shall be false or misleading in any material respect on the date as of which made.

7.4. Other Covenants. If the Borrower defaults in the performance or observance of any other agreement, covenant, term or condition binding on the Borrower contained herein, the Purchase Money Note, the Purchase Money Deed of Trust, or in any other of the Loan Documents and such default shall not have been remedied within any applicable cure period set forth in such agreement or documents.

7.5. Liquidation or Dissolution. Liquidation or dissolution of the Borrower, or suspension of the business of the Borrower, or filing by the Borrower of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of the Borrower indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; the application by the Borrower for, or the appointment by consent or acquiescence or, a receiver, a trustee or a custodian of the Borrower or for all or a substantial part of its property; the making by the Borrower of an assignment for the benefit of creditors; or the inability of the Borrower or the admission by the Borrower in writing of its inability to pay its debts as they mature.

7.6. Involuntary Proceedings. Filing of an involuntary petition against the Borrower in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of the Borrower or for all or a substantial part of its property; the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Borrower, and the continuance of any of such foregoing events for sixty (60) days undismissed or undischarged.

7.7. Order of Dissolution; Forfeiture Action. If (i) any order is entered in any proceedings against the Borrower decreeing the dissolution or split-up of the Borrower, and such order remains in effect for more than forty-five (45) days; or (ii) any charges (whether by indictment, information or other criminal process) are instituted against the Borrower under any criminal statute, state or federal, for which seizure or forfeiture of assets is a potential penalty or remedial measure.

7.8. Reports and Certificates. If any report, certificate, financial statement or other instrument delivered by any person to the Lender by or on behalf of the Borrower is at any time false or misleading in any material respect as of the date as of which made.

7.9. Judgment. If a final judgment, which with other outstanding final judgments against the Borrower, if any, exceeds an aggregate of $10,000.00, shall be rendered against the Borrower, and if within ten (10) days after entry thereof such judgment shall not have been discharged or execution thereof stayed pending appeal, or if within ten (10) days after the expiration of any such stay such judgment shall not have been discharged, or if an action is commenced to enforce any judgment against the Borrower or the assets of the Borrower, including the Premises.

7.10. Deviation from Plans. Any material deviation from the Plans, in the methods or in the materials, fixtures or articles used in construction of the Project without the prior written approval of the Lender, or the appearance of defective workmanship or materials except as specifically permitted herein.

7.11. Encroachment. The appearance on any survey required hereunder of easements or encroachments which have occurred without the written approval of the Lender and which are not removed or corrected within thirty (30) business days after written notice thereof to the Borrower.

7.12. Injunction Against Construction. Any court of competent jurisdiction (including without limitation the U.S. Bankruptcy Courts) enjoins the development of the Land or the installation of the Improvements, other than as a result of the Lender's failure to comply with the laws or due to events beyond the reasonable control of Borrower or its agents, contractors or employees (excluding the unavailability to obtain funding for completion of the Project), or enjoins or prohibits the Borrower or the Lender or either of them, other than as a result of the Lender's failure to comply with the laws or due to events beyond the reasonable control of Borrower or its agents, contractors or employees (excluding the unavailability to obtain funding for completion of the Project), from performing under this Loan Agreement or the other Loan Documents, and such proceedings are not discontinued or such decree is not vacated within ten (10) business days after the granting thereof.

7.13. Cessation of Construction. Cessation or abandonment of the work of construction prior to the completion of the Project for a continuous period of five business (5) days or more unless caused by Force Majeure or unless consented to in writing by the Lender.

7.14. Default Under Construction Documents or Other Agreements. A default by the Borrower under the Construction Contract or the contract with the Construction Inspector or any other agreement related to the construction of the Project.

7.15     Default under Borrower's Initial Construction Obligations.
A default by the Borrower in the performance of Borrower's Initial Constructions Obligations.

7.16 Sale or Transfer of Premises; Junior Liens. Except as permitted in this Section and in Section 2.1 of this Loan Agreement, if all or any part of the Premises, or any interest or estate therein, is sold, further encumbered or otherwise transferred by Borrower (including without limitation by way of mortgage, deed of trust, or declaration of trust), without the Lender's prior written consent. The aggregate transfer(s) of control in the Borrower whereby persons or entities not owning on the date hereof, singly or in the aggregate, forty percent (40%) or more of the membership interest of the limited liability company, become the owner(s), singly or in the aggregate, of forty percent (40%) or more of such membership interest, shall be deemed a sale of the Premises requiring Lender's consent for the purposes of this Section. The aggregate transfer(s) of control in the Borrower constituting less than forty percent (40%) of the membership interests of the limited liability company shall not be deemed a sale of the Premises requiring Lender's consent for the purposes of this Section; provided, however, Borrower shall be required to deliver written notice of any such transfer to Lender. Except as permitted in this Section and in Section 2.1 of this Loan Agreement, in the event all or any part of the Premises, or any interest or estate therein, is sold, further encumbered or otherwise transferred by Borrower without the Lender's prior written consent, such conveyance shall be deemed to be a below market sale, and the Sale Payment due from Borrower to Lender shall be equal to the greater of (a) the applicable percentage of the Gain on the sale or other disposition of the Premises determined in accordance with Exhibit B attached hereto and incorporated herein by reference, or (b) $1,100,000.

                                 ARTICLE VIII

                        The Lender's Rights and Remedies

         8.1 Default. In addition to any other remedy which may be available to the Lender and without limiting any other remedy granted to the Lender in the Loan Documents, if a Default Condition or an Event of Default shall occur and after expiration of any applicable grace period, the Lender shall have the following rights and remedies, all of which are exercisable at the Lender's sole discretion, and accumulative, concurrent and/or independent rights, as provided herein, to wit:

         (a) Acceleration. The entire unpaid principal balance of the Loan and the loan evidenced by the Purchase Money Note and all accrued interest thereon shall, at the option of the Lender and without advance notice to the Borrower, become immediately due and payable. In addition, upon acceleration, any and all other obligations of the Borrower to the Lender shall be immediately due and payable.

         (b) Completion of Construction. As additional security for the Loan and for the performance by the Borrower of all of its obligations hereunder, the Borrower has assigned to the Lender all of the Borrower's interest in contracts relating to the construction of the Project, including but not limited to the Construction Documents and the Borrower Plans. This assignment shall not, however, in the absence of affirmative ratification of such contracts by the Lender, be deemed to impose upon the Lender any of the Borrower's obligations under any such contract. Incident to the assignment of the Construction Documents and the Borrower Plans, the Lender may, if it chooses to do so, fulfill the obligations of the Borrower thereunder, enforce the performance thereof and give immediate notice to the Borrower of any default by the General Contractor thereunder. From and after the occurrence of an Event of Default, the Lender shall be entitled to have and use the Plans and the Construction Documents and, after first having given written notice to the General Contractor, as applicable, shall be entitled from and after such notice to enjoy and enforce all of the rights of the Borrower under the Borrower Plans or the Construction Documents. The Borrower hereby constitutes and appoints the Lender its true and lawful attorney-in-fact with full power of substitution in the premises to complete the Project in the name of the Borrower. The Borrower hereby empowers said attorney as follows: (i) to use any funds of the Borrower, including any Loan proceeds or equity deposits which may remain undisbursed hereunder, at the Lender's option, for the purpose of completing the Project in the manner called for by the Plans; (ii) to make such additions, changes, and corrections in the Plans as shall be reasonably necessary or desirable to complete the Project; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be reasonably required for said purposes;
(iv) to pay, settle, or compromise all existing bills and claims which may be liens against the Project, or as may be reasonably necessary or desirable in the reasonable discretion of the Lender for the completion of the Project or for clearance of title; (v) to take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of the Borrower, whether or not previously incorporated into the Project; (vi) to execute all applications and certificates in the name of the Borrower which may be required by any of the contract documents; (vii) to prosecute and defend all actions or proceedings in connection with the Premises or the construction of the Project and take such action and require such performance as the Lender shall deem reasonably necessary under any performance or payment bond; and
(viii) to do any and every act with respect to construction or completion of the Project or the closing of any other construction financing or permanent financing or the cure of any default in any such financing which the Borrower might do in its own behalf including, without limitation, execution, acknowledgment, and delivery of all instruments, documents, and papers in the name of the Borrower as may be reasonably necessary or desirable in the reasonable discretion of the Lender. It is further understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. All sums so expended by the Lender shall be deemed to have been disbursed to the Borrower and secured by the Deed of Trust and any other Loan Documents.

         (c)      Foreclosure.
                  -----------

                  (i) The Lender may, either with or without entry or taking possession as herein provided or otherwise, and without regard to whether or not all of the obligations shall be due and without prejudice to the right of the Lender thereafter to bring one or more actions of foreclosure or any other action for any default existing at the time such earlier action was commenced, by any appropriate action or proceeding seek (A) to enforce at law or in equity payment of all or a part of the obligations or the performance of any term hereof or any other right; (B) to foreclose or to authorize the foreclosure of all or a part of the Premises in one or more foreclosure proceedings and to sell, as an entirety or in separate lots or parcels, at one or more sales, the Premises, or any part thereof, under the power of sale granted in the Deed of Trust, if any (to the extent permitted by law), or the judgment or decree of a court or courts of competent jurisdiction; and (C) to pursue any other remedy available to it. The Lender may take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as the Lender may determine, from time to time and at all times upon the occurrence of an Event of Default.

         (ii) Purchase at Foreclosure. Upon any foreclosure sale, the Lender may bid for and purchase the Premises and, upon compliance with the terms of sale, may hold, retain, and possess and dispose of such property in its own absolute right without further accountability.

         (iii) Credit Toward Purchase Price. To the extent permitted by law, upon any foreclosure sale, the Lender may, in lieu of paying cash toward the purchase price, after allowing for costs and expenses of the sale, compensation and other charges, including attorneys' fees, apply any portion or all of the amounts due under the Loan to the purchase price to the extent necessary to satisfy the purchase price.

         8.2 Disputes. Where disputes have arisen which, in the reasonable opinion of the Lender, may endanger timely completion of the Project or fulfillment of any condition precedent or covenant herein, the Lender may agree to disburse Loan proceeds for the account of the Borrower without prejudice to the Borrower's rights, if any, to recover said proceeds from the party to whom paid. Such agreement or agreements may take the form which the Lender, in its reasonable discretion, deems proper, including, but without limiting the generality of the foregoing, agreements to indemnify (on behalf of the Borrower and/or the Lender's own account) any title insurer against possible assertion of lien claims, agreements to pay disputed amounts and the like. All sums paid or agreed to be paid pursuant to such undertaking shall be advances of Loan proceeds.

         8.3 Waiver of Rights. The Borrower and the Guarantor agree to the full extent permitted by law that upon the occurrence of a default or an Event of Default, neither the Borrower, Guarantor, nor anyone claiming through or under either of them shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any jurisdiction, in order to prevent or hinder the enforcement or foreclosure or the absolute sale of all or any of the Premises, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers at such sale, and the Borrower and the Guarantor for themselves and all who may at any time claim through or under them, hereby waive, to the full extent that they may lawfully so do, the benefit of all such laws, and any and all right to have the Premises marshalled upon any foreclosure of the Lender's lien or security interest on all or any of the Premises. The Borrower and the Guarantor also agree that the Lender, or any court(s) having jurisdiction to foreclose such security interest, may sell any or all of the Premises, in part or as an entirety, and in one or more public or private sales, and in such combination as the Lender or any court deems appropriate. Notwithstanding anything contained herein, the Borrower and the Guarantor shall not be deemed to have waived their equity of redemption.

         8.4 Proceedings. The Lender shall have the power and authority to institute and maintain any suits and proceedings as the Lender may deem advisable in its judgment (a) to prevent any impairment of the Premises by any acts which may be unlawful or in violation of this Loan Agreement, the Note, or any other Loan Document, (b) to preserve or protect its interest in the Premises, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the Lender's security interest or be prejudicial to the Lender's interest in any other manner.


         8.5      Nonwaiver.

         (a) No delay or omission of the Lender to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to the Lender may be exercised from time to time and as often as may be deemed expedient by the Lender.

         (b) No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If the Lender (i) grants forbearance or an extension of time for the payment of any amounts due under the Loan; (ii) takes other or additional security for the payment thereof; (iii) waives or does not exercise any right granted in the Note, or the other Loan Documents; (iv) releases any part of the Premises, with or without consideration, from its security interest; or (v) makes or consents to any agreement changing the terms of the Note, or any other Loan Document, including any modification, extension, or renewal of each of the foregoing, or any agreement subordinating the security interest; no such act or omission shall release, discharge, modify, change or affect the liability of the Borrower or the Guarantor under the Note, or any other Loan Document. No such act or omission shall preclude the Lender from exercising any right, power or privilege herein granted in case of an Event of Default then existing or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument executed by the Lender, shall the Lender's lien or security interest be altered thereby except to the extent of releases given in writing by the Lender. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Premises, the Lender, without notice to any person, firm, or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Premises, or the obligations secured thereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

         8.6 Restoration. If the Lender shall have proceeded to enforce any right or remedy under this Loan Agreement, the Note, or any other Loan Document by foreclosure, entry, or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to the Lender, then and in every such case the Borrower, the Guarantor, and the Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Lender shall continue as if no such proceedings had occurred or had been taken.

         8.7 Setoff. The Lender shall have the right to set-off against any and all deposits or other sums at any time or times credited by or due from the Lender to the Borrower and/or the Guarantor, whether in a special account or other account (to the extent allowed by law), or represented by a certificate of deposit (whether or not matured), which deposits and other sums shall at all times constitute additional security for the amounts due under the Loan.

         8.8 Security Interest. It is understood and agreed that the Lender shall have and enjoy and is hereby granted a lien on and a security interest in, any and all materials (stored on-site or off-site), reserves, deferred payments, deposits or advance payments for materials (stored on-site or off-site) undisbursed Loan proceeds, insurance refunds, impound accounts, refunds for overpayment of any kind, and any surplus of withheld funds resulting from the invalidity of "stop notice" claims or the failure of claimants to prosecute their claims to judgment, to the extent the same arise out of or occur in connection with the construction of the Project, and such lien and security interest shall constitute additional security for the indebtedness of the Borrower evidenced by the Note, and the Lender shall have and possess any and all rights and remedies of a secured party provided by law with respect to enforcement of and recovery on its security interest on such items and amounts.

         8.9 Remedies Cumulative: Nonwaiver. All remedies of the Lender provided for herein or in the other Loan Documents are cumulative and shall be in addition to any and all other rights and remedies provided for or available under the other Loan Documents, at law or in equity. The exercise of any right or remedy by the Lender hereunder shall not in any way constitute a cure or waiver of a Default Condition or an Event of Default hereunder or under the Note, the Deed of Trust or any Loan Document, or invalidate any act done pursuant to any notice of the occurrence of a Default Condition or Event of Default, or prejudice the Lender in the exercise of any of its rights hereunder or under the Note, the Purchase Money Note, the Deed of Trust, the Purchase

Money Deed of Trust or any Loan Document, unless, in the exercise of said rights, the Lender realizes all amounts owed to it under the Note, the Purchase Money Note, the Deed of Trust, the Purchase Money Deed of Trust and other Loan Documents.

         8.10 No Liability of the Lender. Whether or not the Lender elects to employ any or all remedies available to it in the event of an occurrence of a Default Condition or an Event of Default, the Lender shall not be liable for the construction of or failure to construct or complete or protect the Project or for payment of any expense incurred in connection with the exercise of any remedy available to the Lender or for the construction or completion of the Improvements or for the performance or nonperformance of any other obligation of the Borrower.

                                  ARTICLE IX

                               General Conditions

         The following conditions shall be applicable throughout the term of this Loan Agreement:

9.1. Benefit. This Loan Agreement is made and entered into for the sole protection and benefit of the Lender, the Borrower and the Guarantor, their successors and assigns, and no other person or persons shall have any right to action hereon or rights to the Loan proceeds at any time, nor shall the Lender owe any duty whatsoever to any claimant for labor performed or material furnished in connection with the construction of the Project, or to apply any undisbursed portion of the Loan to the payment of any such claim, or to exercise any right or power of the Lender hereunder or arising from any Default Condition or Event of Default by the Borrower.

9.2. Assignment. The terms hereof shall be binding upon and inure to the benefit of the heirs, successors, assigns, and personal representatives of the parties hereto; provided, however, that the Borrower shall not assign this Loan Agreement or any of its rights, interests, duties or obligations hereunder or any Loan proceeds or other moneys to be advanced hereunder in whole or in part without the prior written consent of the Lender and that any such assignment (whether voluntary or by operation of law) without said consent shall be void. It is expressly recognized and agreed that the Lender may assign this Loan Agreement, the Note, the Deed of Trust and any other Loan Documents, in whole or in part, to any other person, firm, or legal entity provided that all of the provisions hereof shall continue in full force and effect and, in the event of such assignment, the Lender shall thereafter be relieved of all liability hereunder, and any Loan disbursements made by any assignee shall be deemed made in pursuance and not in modification hereof and shall be evidenced by the Note and secured by the Deed of Trust and any other Loan Documents.

9.3. Amendments. This Loan Agreement shall not be amended except by a written instrument signed by all parties hereto.

9.4. Terms. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

9.5. Governing Law and Jurisdiction. This Loan Agreement and the other Loan Documents and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina. The Borrower (and all of its members) and each of the Guarantor hereby submit to the jurisdiction of the state and Federal courts located in North Carolina and agree that the Lender may, at its option, enforce its rights under the Loan Documents in such courts, and the Borrower and Guarantor waive any and all objections they might otherwise now or hereafter have to the laying of venue of any lawsuit in any federal or state court located in North Carolina.

9.6. Saving Clause. Invalidation of any one or more of the provisions of this Loan Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

9.7. Execution in Counterparts. This Loan Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Loan Agreement, it shall not be necessary to produce or account for more than one such counterpart.

9.8. Captions. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan Agreement nor the intent of any provision hereof.

9.9. Notices. All notices and other communications hereunder shall be sufficiently given and shall be deemed given when hand delivered or three business days after mailed by registered or certified mail, postage prepaid, addressed as follows:

                 (a)      if to the Borrower:

                           DCF I, LLC
                           ATTN:  Mr. Anthony Dilweg
                           14 Consultant Place, Suite 250
                           Durham, North Carolina  27707
                           Telefax: (919) 402-9119

with a copy to:            DCF I, LLC
                           ATTN:  Steve Hunter, Esq.
                           14 Consultant Place, Suite 250
                           Durham, North Carolina  27707
                           Telefax:  (919) 402-9119


                  (b)      if to Guarantor:

                           Anthony Dilweg
                           14 Consultant Place, Suite 250
                           Durham, North Carolina  27707
                           Telefax:  (919) 402-9119

                  (c)      if to the Lender:

                           Merisel Properties, Inc.
                           ATTN:  Mr. Timothy Jenson
                           200 Continental Boulevard
                           El Sequndo, California  90245-0984
                           Telefax: (310) 615-6882

     with a copy to:       Kennedy Covington Lobdell & Hickman, LLP
                           ATTN:  Robert B. Womble, Esq. and
                           Michael F. King, Esq.
                           434 Fayetteville Street Mall
                           Suite 1900
                           Raleigh, North Carolina  27601
                           Telefax:  (919) 743-7358


9.10. Conflict. It is the intention of the parties that this Loan Agreement and the other Loan Documents be interpreted in a consistent manner; provided, however, in the event of any conflict in the provisions of this Loan Agreement and the provisions of any of the other Loan Documents, the provisions of this Loan Agreement shall control.

9.11. No Partnership, Joint Venture or Agency. This Loan Agreement shall not in any respect be interpreted, deemed or construed as making the Lender a partner or joint venturer with the Borrower and/or the Guarantor, nor shall it be interpreted, deemed or construed as making the Lender the agent or representative of the Borrower or the Guarantor. In no event shall the Lender be liable for debts or claims accruing or arising against the Borrower or the Guarantor.


9.12. Indemnity. The Borrower hereby agrees to defend, protect, indemnify and hold harmless the Lender, all directors, officers, employees, attorneys, and agents of Lender, from and against all claims, actions, liabilities, damages, costs and expenses (including, without limitation, all reasonable attorneys', legal assistants, and experts' fees, costs and expenses incurred in the investigation or defense of any matter) asserted against, imposed upon or incurred by Lender or any of such other persons, whether direct, indirect or consequential and whether based on any federal or state laws or other statutes or regulations (including, without limitation, securities, commercial and environmental laws and regulations), under common law or on equitable cause, or on contract or otherwise, as a result of or arising from or relating to this Loan Agreement, the Loan Documents or the transactions contemplated hereby or any credit extended or used hereunder or any act done or omitted by any person, or any event occurring, in connection therewith, or the exercise of any rights or remedies thereunder, including without limitation the acquisition of the property securing any loans by the Lender by way of foreclosure of the lien thereof, deed in lieu of such foreclosure or otherwise, except only the recklessness or willful misconduct of the person otherwise to be indemnified hereunder. In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence referred to herein, it shall be enforceable to the full extent permitted by law. The obligations under this paragraph are independent of all other rights and obligations set forth herein and shall survive the consummation of the Loan.



             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned individuals have executed this Loan Agreement under seal by adopting the word "SEAL" beside their names, and the undersigned limited liability company has executed this Loan Agreement under seal through its duly authorized manager/member, and the undersigned corporation has executed this Loan Agreement by and through its duly authorized officers, all as of the day and year first above written.

                             BORROWER:

                             DCF I, LLC,
                             a North Carolina limited liability company (SEAL)



                              BY: /s/Anthony Dilweg
                                  ---------------------------------- (SEAL)
                                  Anthony Dilweg, Manager



STATE OF NORTH CAROLINA

COUNTY OF ________________


         I, a Notary Public of the County and State aforesaid, certify that Anthony Dilweg personally came before me this day and acknowledged that he is Manager of DCF I, LLC, a North Carolina limited liability company, and that by authority duly given and as the act of the company, the foregoing instrument was signed in its name by him.

         Witness my hand and official stamp or seal, this the ______ day of _________, 2002.



(SEAL)                            ___________________________________
                                  Notary Public

My Commission Expires:

----------------------

                                      GUARANTOR:
                                      /s/Anthony Dilweg
                                      -------------------------------

                                      Anthony Dilweg, individually



STATE OF NORTH CAROLINA
COUNTY OF WAKE

I, ___________________________________________________________, a Notary Public
of the County and State aforesaid, certify that Anthony Dilweg, personally appeared before me this day and acknowledged the execution of the foregoing instrument. Witness my hand and official stamp or seal, this _____ day of ____________, 2002.


My Commission Expires:                 _______________________________________
                                       Notary Public
------------------------------------


                                       [NOTARIAL SEAL]

                                        LENDER:

                                        MERISEL PROPERTIES, INC. (SEAL])



                                        By:/s/Karen Tallman
                                          ------------------------------(SEAL)
                                           Karen Tallman, Senior Vice President








STATE OF ________________

COUNTY OF ________________


         I, a Notary Public of the County and State aforesaid, certify that Karen Tallman personally came before me this day and acknowledged that she is Senior Vice President of Merisel Properties, Inc, a Delaware corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by her.

         Witness my hand and official stamp or seal, this the ______ day of _________, 2002.



(SEAL)                           ___________________________________
                                  Notary Public

My Commission Expires:

----------------------

                                    Exhibit A

                   Borrower's Initial Construction Obligations


         Borrower shall furnish all labor and materials to construct and complete in a good, expeditious, workmanlike and substantial manner the work described in the Plans (the "Work" ) for the Project. Borrower shall supervise and direct all Work, using its best skill and attention. Borrower shall be solely responsible for all construction means and methods, techniques, sequences and procedures, and for coordinating all portions of the Work. All Work shall be performed in accordance with this Loan Agreement and the schedule entitled "Dilweg Construction Services, Merisel Master Planning Schedule" attached hereto and made part hereof by reference ("Permitting and Construction Timeline"). In addition, Borrower shall provide Lender with a Cost Breakdown on the last day of each month commencing on the last day of the month following the Closing Date until such time as Borrower submits its first draw request to Lender, in which event the Cost Breakdown submitted with Borrower's draw request shall serve as the Cost Breakdown for such month; provided, however, in the event Borrower does not submit a draw request in a particular month, Borrower shall be required to submit a Cost Breakdown to Lender on the last day of such month.
         Borrower shall complete each item identified on the Permitting and Construction Timeline by the date set forth therein. In the event Borrower fails to complete each item identified on the Permitting and Construction Timeline by the date set forth therein with regard to submission of plans or receipt of governmental approvals as a result caused in whole or part by any action or inaction on the part of any governmental or quasi-governmental authority or any cause beyond the reasonable control of Borrower, the submittal date or time period set forth in the Permitting and Construction Timeline shall be extended for the length of the delay caused by the governmental or quasi-governmental authority or by an event beyond the reasonable control of Borrower.



                                    Exhibit B

                    Applicable Percentage of Gains to Lender



                                                Amount of Loan proceeds disbursed to Borrower by Lender

Period from Date of Closing to the Date     $1 to $250,000    $250,001 to      $500,001 to     $750,001 to
of the Payment in Full of the Note                             $500,000         $750,000        $1,000,000
------------------------------------------- --------------- ---------------- ---------------- ---------------

More than 12 months and less than 15 months      2.5%             5.0%             7.5%           10.0%

More than 15 months and less than 18 months      5.0%             7.5%            10.0%           12.5%

More than 18 months and less than 21 months      7.5%            10.0%            12.5%           15.0%

More than 21 months and less than 24 months     10.0%            12.5%            15.0%           17.5%

More than 24 months                             12.5%            15.0%            17.5%           20.0%






By way of example, if the Project is sold after twenty (20) months and Lender has disbursed $700,000 to Borrower, then Lender shall receive 12.5% of the Gain from such sale. If the Project is sold after thirty (30) months and the Lender has disbursed $400,000 to Borrower, then Lender shall receive 15% of the Gain from such sale.